UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

7 Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41020	98-1587317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 East Main Street, Suite 600 Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)
(203) 869-4400 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	SVNAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the Units	SVNA	The Nasdaq Stock Market LLC
Warrants included as part of the Units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 4, 2021, the Registration Statement on Form S-1 (File No. 333- 260368) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of 7 Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 9, 2021, the Company consummated the IPO of 23,000,000 Units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (the “Public Warrants”). The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $230,000,000. Concurrently, 7 Acquisition Holdings, LLC (the "Sponsor") purchased 7,945,000 Private Placement Warrants (defined below) for $7,945,000, and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (the “Anchor Investors”) collectively purchased 3,405,000 Private Placement Warrants for $3,405,000. A total of $234,600,000 (an aggregate of $10.20 per Unit sold to the public in connection with the IPO), was placed into a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated November 4, 2021, between the Company and Goldman Sachs & Co. LLC, as the sole book-running manager, which contains customary representations and warranties and indemnification of the underwriter by the Company;
•	a Private Placement Warrants Purchase Agreement, dated November 4, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 7,945,000 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•	Transfer and Subscription Agreements, each dated as of October 19, 2021, among the Company, the Sponsor and each respective Anchor Investor, pursuant to which the Anchor Investors collectively purchased 3,405,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant;
•	a Warrant Agreement, dated November 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provisions for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;
•	an Investment Management Trust Agreement, dated November 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;
•	a Registration and Shareholder Rights Agreement, dated November 4, 2021, between the Company and the Sponsor, which provides for customary demand and piggy-back registration rights for the Sponsor and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;
•	a Letter Agreement, dated November 4, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company's initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months; to certain transfer restrictions with respect to the Company's securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and
•	a Services Agreement, dated November 4, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to provide office space and administrative, support and consulting services to members of the Company’s management team or to the Company, as may be required by the Company from time to time, for $2,500 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.4, 10.10, 10.1, 10.2, 10.3, 10.8 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 11,350,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $11,350,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor and the Anchor Investors are substantially similar to the Public Warrants, except that if held by the Sponsor or the Anchor Investors or their permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) subject to certain exceptions, are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or the Anchor Investors or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On November 4, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc. and Jefferies LLC
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.2	Registration and Shareholder Rights Agreement between the Company and the Sponsor
10.3	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.4	Services Agreement between the Company and the Sponsor
10.5	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors
10.6	Form of Transfer and Subscription Agreement by and among the Registrant, the Sponsor, and the Anchor Investors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2021

7 ACQUISITION CORPORATION

By:	/s/ Brian Friedman
Name: Brian Friedman
Title: General Counsel